E. INCOME TAXES (Details - Deferred tax assets) - USD ($) $ in Thousands	Jun. 25, 2017	Jun. 26, 2016
Current
Reserve for bad debt	$ 89	$ 70
Deferred fees	27	105
Other reserves and accruals	1,323	1,246
Deferred Tax Assets Inventory	1,439	1,421
Non Current
Credit carryforwards	199	747
Net operating loss carryforwards	4,799	197
Depreciable assets	2,585	2,526
Total gross deferred tax asset	9,022	4,891
Valuation allowance	(9,022)	(4,891)
Net deferred tax asset	$ 0	$ 0